Trust for Advised Portfolios
May 26, 2023
Supplement to the Opportunity Trust
Prospectus and Statement of Additional Information
dated April 30, 2023, as previously supplemented

Miller Value Partners, LLC (“MVP”), the investment adviser to the Opportunity Trust (the “Fund”) series of Trust for Advised Portfolios (the “Trust”), provided notice of its intention to assign all of its obligations under the current investment advisory agreement between the Trust, on behalf of the Fund, and MVP (the “Current Advisory Agreement”), to Patient Capital Management, LLC (“Patient Capital”), a registered investment adviser owned by the Fund’s current portfolio manager, Samantha McLemore. At a meeting of the Board of Trustees (the "Board") of the Trust held on June 29, 2022, the Board approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Patient Capital (the “New Advisory Agreement”). At a special meeting of shareholders of the Fund held on May 23, 2023, shareholders approved the New Advisory Agreement.

Effective May 26, 2023, Patient Capital, located at One South Street, Suite 2550, Baltimore, Maryland 21202, began serving as the new investment adviser to the Fund pursuant to the New Advisory Agreement. Accordingly, all references in the Prospectus and Statement of Additional Information to MVP as investment adviser to the Fund are hereby replaced with references to Patient Capital. Samantha McLemore transitioned to Patient Capital and remains the Fund’s portfolio manager. The Fund’s advisory fee, investment objective, and principal investment strategies also remain the same. Ms. McLemore is the majority owner and sole managing member of Patient Capital.

Please retain this supplement with your Prospectus and Statement of Additional Information for future reference.